UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 2000

                              FIRSTCOM CORPORATION
             (Exact name of registrant as specified in its charter)

           Texas                           0-25194               87-0464860
(State or other jurisdiction             (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)

                               220 Alhambra Circle
                                    Suite 910
                           Coral Gables, Florida 33134
          (Address, including zip code, of principal executive office)

                                 (305) 448-4422
              (Registrant's telephone number, including area code)

                                 Not applicable
   (Former name, former address and fiscal year, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On February 25, 2000, the registrant entered into a term credit facility with Canadian Imperial Bank of Commerce to borrow up to U.S. $10 million to finance the continued expansion of the registrant's operations in Peru through the time of the registrant's planned merger with AT&T Latin America Corp. A copy of the press release announcing such event is attached as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.


99.1     Press release dated March 6, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2000         By:  /s/  Jose A. Segrera
                                       -----------------------------------------
                                       Jose A. Segrera
                                       Interim Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT  DESCRIPTION
-------  -----------
 99.1    Press release dated March 6, 2000.